SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

 ____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  January 17, 2012

 ZAGG Inc
 (Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (801) 263-0699

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4                      Matters Related to Accountants and Financial Statements

Item 4.02                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

ZAGG Inc to Amend 2010 Annual Report and Quarterly Reports for 2011
No Changes to 2010 Consolidated Financial Statements and 2011 Quarterly Reports

Item 4.02(a)

In the Annual Report of ZAGG Inc (the “Company”) on Form 10-K for the fiscal year ended December 31, 2010 (the “Annual Report”), management provided a report that concluded that our internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended) was effective as of December 31, 2010. On January 16, 2012, management subsequently determined, in consultation with KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, that a material weakness in the Company’s internal control over financial reporting existed as of December 31, 2010, resulting from a lack of a sufficient number of accounting professionals with the necessary experience and training during the period covered by the Annual Report. Management has determined that this weakness largely resulted from the Company’s rapid growth during the year ended December 31, 2010.

Management also determined that no changes to the Consolidated Financial Statements presented in the 2010 Form 10-K were required.

On January 17, 2012, the Audit Committee of the Board of Directors, after consultation with management and KPMG, concurred with management’s conclusion that the Company had a material weakness in the Company’s internal control over financial reporting as of December 31, 2010, and determined that neither management’s report nor KPMG’s report regarding the effectiveness of the internal control over financial reporting contained in the Annual Report should be relied upon. As a result of this determination, the Company intends to file an amendment to the Annual Report to reflect a change in management’s assessment of the disclosure controls and procedures as of December 31, 2010, and to restate Management’s Report on Internal Control Over Financial Reporting. In addition, the amended Annual Report will include a restated Report of Independent Registered Public Accounting Firm regarding Internal Control Over Financial Reporting. The amended Annual Report will not include changes to the Company’s Consolidated Financial Statements or the Report of Independent Registered Public Accounting Firm on the Consolidated Financial Statements dated March 24, 2011, included in the Annual Report.

The Company also intends to file amendments to the Company’s Quarterly Reports for the quarters ended March 31, June 30, and September 30, 2011, to reflect changes in management’s assessment of our disclosure controls and procedures as of each of those periods. The amended Forms 10-Q will not include changes to our Condensed Consolidated Financial Statements included in the Forms 10-Q or any other financial disclosures.  The Company reported a material weakness in internal control from a lack of a sufficient number of accounting professionals with the necessary experience and training to account for non-routine share-based compensation awards in its June 30, 2011 Form 10-Q.

The Company notes that during the third quarter of 2011, management commenced the remediation process of the material weakness identified in its second quarter of 2011 by hiring additional accounting professionals which the Company also believes contributes to the remediation of the material weakness identified at December 31, 2010. Management continues to perform internal testing to ensure that the controls instituted to remediate the material weakness are designed and operating effectively.

The Company’s Audit Committee of the Board of Directors has discussed with KPMG the matters described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Inc

	By:	/s/ BRANDON T. O’BRIEN
Brandon T. O’Brien
Chief Financial Officer
Date: January 19, 2012

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